UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares U.S. ETF Trust
-------------
(Exact name of registrant as specified in its charter)

State of Delaware --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 1 Iron Street, Boston MA --------------------------------------------- (Address of principal executive offices)	02210 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares Interest Rate Hedged 10+ Year Credit Bond ETF	NYSE Arca, Inc.	47-3956198
iShares Interest Rate Hedged Emerging Markets Bond ETF	NYSE Arca, Inc.	47-3931916

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                                                                                                                [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                                [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                                                                                                              333-179904

Securities to be registered pursuant to Section 12(g) of the Exchange Act:                                                                         None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares Interest Rate Hedged 10+ Year Credit Bond ETF, reference is made to Post-Effective Amendment No. 163 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on June 8, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-179904 and Investment Company Act file number 811-22649). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Interest Rate Hedged Emerging Markets Bond ETF, reference is made to Post-Effective Amendment No. 164 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 8, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-179904 and Investment Company Act file number 811-22649). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1.           Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant’s Post-Effective Amendment No. 8 to the registration statement on Form N-1A filed on April 15, 2013 (Securities Act file number 333-179904 and Investment Company Act file number 811-22649).

2.           Registrant’s Certificate of Trust incorporated herein by reference to Exhibit (a.1) to the Registrant’s Post-Effective Amendment No. 8 to the registration statement on Form N-1A filed on April 15, 2013 (Securities Act file number 333-179904 and Investment Company Act file number 811-22649).

3.           By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 8 to the registration statement on Form N-1A filed on April 15, 2013 (Securities Act file number 333-179904 and Investment Company Act file number 811-22649).

4.           Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by reference to Exhibit 4 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, filed April 16, 2013 (Securities Exchange Act file number 001-35879), which is incorporated herein by reference.

SIGNATURE

 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
iSHARES U.S. ETF TRUST
Date: July 17, 2015	By: /s/ Trace W. Rakestraw Trace W. Rakestraw Assistant Secretary